SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION


Waddell & Reed Advisors Global Bond Fund, Inc.

The following information is an addition to the disclosure regarding management of the Fund in the section entitled "Directors and Officers."

     Mark G. Beischel
          Vice President of the Fund; Vice President of WRIMCO; formerly, Assistant Portfolio Manager for investment companies managed by WRIMCO; formerly, Financial Analyst/Trader with United Capital Management. Date of birth: March 31, 1967.


To be attached to the cover page of the Statement of Additional Information dated December 28, 2001 of Waddell & Reed Advisors Global Bond Fund, Inc.

This Supplement is dated March 1, 2002.